Prospectus Supplement September 27, 2023

For the following series with prospectus dated January 1, 2023 (as supplemented to date):

American Funds® Portfolio Series American Funds® Tax-Aware Conservative Growth and Income Portfolio

1. The first paragraph under the heading “Principal investment strategies” in the “Fees and expenses of the fund” section of the American Funds Tax-Aware Conservative Growth and Income Portfolio summary section is amended to read as follows:

Principal investment strategies The fund will attempt to achieve its investment objective by investing in a mix of American Funds and Capital Group exchange-traded funds (ETFs) in different combinations and weightings. The underlying funds will typically seek to generate income from their investments and may include growth-and-income, equity-income, balanced and fixed income funds.

2. The 10th paragraph in the “Investment objectives, strategies and risks” section of the American Funds Portfolio Series prospectus is amended to read as follows:

While the fund has no present intention to do so, the series’ board may change the fund’s investment objectives without shareholder approval upon 60 days’ written notice to shareholders, except for the American Funds Tax-Exempt Preservation Portfolio. Each fund will attempt to achieve its investment objective by investing in a mix of American Funds and/or Capital Group ETFs in different combinations and weightings. The underlying funds represent a variety of fund categories such as growth funds, growth-and-income funds, equity-income funds, balanced funds and fixed income funds. Further, the fund categories represent differing investment objectives and strategies. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the United States (including, where applicable, in emerging markets). Growth-and-income funds seek long-term growth and income primarily through investments in stocks with some fixed income investments. Equity-income and balanced funds generally strive for income and growth through stocks and/or fixed income investments, while fixed income funds seek current income through investments in bonds or in other fixed income instruments.

3. The 12th paragraph in the “Investment objectives, strategies and risks” section of the American Funds Portfolio Series prospectus is amended to read as follows:

To the extent a fund invests in one or more underlying American Funds, it will invest in Class R-6 shares of such underlying funds. To the extent a fund invests in underlying Capital Group ETFs, it will invest in individual shares of the underlying Capital Group ETFs. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. In addition to investing in a mix of American Funds and/or Capital Group ETFs, each fund may also invest in funds in the American Funds Insurance Series or other funds managed by Capital Research and Management Company and its affiliates, subject to obtaining any necessary regulatory approvals and notifying shareholders in advance.

4. The following is added to the heading “Underlying funds – Growth-and-income funds” in the “Investment objectives, strategies and risks” section of the American Funds Portfolio Series prospectus:

Capital Group Dividend Value ETF The fund’s investment objectives are to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Normally, the fund invests at least 80% of its assets in dividend-paying common stocks of larger, more established companies domiciled in the United States with market capitalizations greater than $4.0 billion. In seeking to produce a level of current income that exceeds the average yield on U.S. stocks, the fund generally looks to the average yield on stocks of companies listed on the S&P 500 Index. The fund also ordinarily invests at least 90% of its equity assets in the stock of companies whose debt securities are rated at least investment grade by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may invest up to 10% of its assets in equity securities of larger companies domiciled outside the United States. The fund invests, under normal market conditions, at least 90% of its assets in equity securities.

The fund is designed for investors seeking both income and capital appreciation.

5. The first paragraph under the heading “Investment adviser” in the “Management and organization” section of the American Funds Portfolio Series prospectus is amended to read as follows:

Investment adviser Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as the investment adviser to the funds and other funds, including the underlying American Funds and Capital Group ETFs. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the funds. Effective January 1, 2016, the investment adviser eliminated the management fee payable by each fund to it. Accordingly, as reflected in the "Annual fund operating expenses" table for each fund under "Fees and expenses of the fund," no management fees are paid by each fund to the investment adviser. Please see the statement of additional information for further details. A discussion regarding the basis for approval of the series’ Investment Advisory and Service Agreement by the series’ board of trustees is contained in the series’ semi-annual report to shareholders for the fiscal period ended April 30, 2022.

6. The first paragraph in the “Fund expenses” section of the American Funds Portfolio Series prospectus is amended to read as follows:

Fund expenses To the extent a fund invests in underlying American Funds, it will invest in Class R-6 shares of the underlying American Funds. To the extent a fund invests in underlying Capital Group ETFs, it will invest in individual shares of the underlying Capital Group ETFs. Accordingly, fees and expenses of the underlying funds reflect current expenses of the Class R-6 shares of the underlying American Funds and current expenses of the individual shares of the underlying Capital Group ETFs.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-560-0923P Printed in USA CGD/TM/10039-S98680

American Funds® Portfolio Series Statement of Additional Information Supplement September 27, 2023 (for statement of additional information dated January 1, 2023 as supplemented to date)

The following is added after Capital Income Builder in the annual advisory fee table of the “Investment Advisory and Service Agreement” section of the statement of additional information:

Underlying American Funds	Annual fee rate
Capital Group Dividend Value ETF	0.33%

Keep this supplement with your statement of additional information.

Lit No. MFGEBS-562-0923O CGD/10149-S98682